SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549




                              FORM 8-K
                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 13, 1994



                     Lomas Financial Corporation
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


        Delaware                1-6868              75-1043392
     (State or other       (Commission File        (IRS Employer
     jurisdiction of            Number)         Identification No.)




             1600 Viceroy Drive, Dallas, Texas     75235
        ----------------------------------------------------
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (214) 879-4000



                                None
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)

                     Lomas Financial Corporation

                              Form 8-K


Item 5.     Other Events.

       Pursuant to General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the press release attached as
Exhibit 1 hereto.

Item 7.     Financial Statements and Exhibits.

       (a)  None.

       (b)  None.

       (c)  Exhibits.

            1. Press Release of Lomas Financial Corporation dated December 13, 1994.

                              SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LOMAS FINANCIAL CORPORATION
                                (Registrant)



                                By: /S/GARY WHITE
                                    -------------------------------
                                    Gary White
                                    Senior Vice President and
                                      Controller



Date:  December 14, 1994

                          INDEX TO EXHIBITS


Exhibit No.                    Description                Page No.
- -----------                    -----------                --------

       1            Press Release of Lomas Financial            5
                    Corporation dated December 13, 1994